Prospectus Supplement                            42313 4/98
dated April 6, 1998 to:
_________________________________________________________________
Putnam Arizona Tax Exempt Income Fund (the "Arizona fund")
Putnam Florida Tax Exempt Income Fund (the "Florida fund")
Putnam Massachusetts Tax Exempt Income Fund (the "Massachusetts fund")
Putnam Michigan Tax Exempt Income Fund (the "Michigan fund") Putnam Minnesota Tax Exempt Income Fund (the "Minnesota fund") Putnam New Jersey Tax Exempt Income Fund (the "New Jersey fund") Putnam Ohio Tax Exempt Income Fund (the "Ohio fund")
Putnam Pennsylvania Tax Exempt Income Fund (the "Pennsylvania fund")

Prospectus dated September 30, 1997

In the section "How the funds are managed," the chart indicating the officers of Putnam Investment Management, Inc. ("Putnam
Management") that have primary responsibility for the day-to-day management of the funds is replaced with the following:

                                        Business experience
                         Year           (at least 5 years)
                              ----      ------------------

Leslie J. Burke                         Employed as an investment
Vice President                          professional by Putnam
Management Florida fund      1996       since 1992.
Massachusetts fund           1996
Michigan fund                1996
Minnesota fund               1996
New Jersey fund              1995

Jerome J. Jacobs                        Employed as an investment
Vice President                          professional by Putnam
Management Arizona fund      1998       since 1996.  Prior
to October, Ohio fund        1998      1996, Mr. Jacobs was a
Principal Pennsylvania fund  1998      at The Vanguard Group.